RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
Supplement to Prospectus*
March 22, 2006

For Investors in the Rainier Small/Mid Cap Equity Portfolio

Effective March 31, 2006, the Rainier Small/ Mid Cap Equity Portfolio (the “Portfolio”) will be closed to new shareholder accounts with the limited exceptions described below. Depending on the growth of the Portfolio’s assets and market conditions, Rainier Investment Management, Inc. (“RIM”), the Portfolio’s investment advisor, may in its judgment impose further restrictions on the purchase of the Portfolio’s shares or relax these restrictions. Any change in these restrictions would be announced with as much advance notice as is practicable.

     Shareholders who own shares of the Portfolio on March 31, 2006 may continue to purchase shares in their existing accounts. Employees of RIM and their family members, and officers and trustees of the Rainier Investment Management Mutual Funds, may continue to purchase shares in existing accounts or open new accounts.

     Clients of investment advisors recognized by RIM may continue to purchase shares in their existing accounts or open new accounts. Currently this includes even those investment advisors that did not previously assist clients with the purchase of the Portfolio’s shares and investment advisors that were not previously recognized by RIM.

RIM may, without further notice, restrict purchases by investment advisors’ clients who did not previously own shares of the Portfolio.

     Employer-sponsored retirement plans that purchase shares through a services intermediary with which RIM or the Portfolio has a services agreement may continue to purchase shares through existing accounts. Currently this includes even those services intermediaries that did not previously have a services agreement with RIM or the Portfolio. Although RIM may selectively allow new retirement plan accounts, it reserves the right without further notice to restrict purchases by retirement plans that did not previously own shares of the Portfolio.

     None of these restrictions prevent RIM or the Portfolio from rejecting any purchase order for shares in the discretion of RIM.

Exchange Privilege

If you do not own shares of the Portfolio when it closes, you may not exchange shares from the other portfolios or funds that otherwise would be allowed to exchange into the Portfolio as described in the Portfolio’s prospectus (unless you are allowed to open a new account as described above).

*      Prospectus dated July 31, 2005

Please retain this supplement for future reference.

Rainier Investment Management
Mutual Funds
601 Union Street, Suite 2801
Seattle, Washington 98101
TEL 800.248.6314
www.rainierfunds.com
The Funds’ SEC Investment Company
Act file number is 811-8270.